                                                            EXHIBIT 99.1
                                                            EXHIBIT  - 2



                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

All Chapter 11 debtors must serve the U.S. Trustee with the documents and reports identified below no later than the 15th of the month following the end of the month covered by the report.


 Debtor Name:            Edison Brothers Stores, Inc. et al.

 Case Number:            99-529 (MFW) through 99-536 (MFW)

               For the month January 2000 (Fiscal Month Ending January 29, 2000)
                             --------------------------------------------



---------------------------------------------------------------------------------------------------------------------------

                                                           Document               Previously                 Explanation
              Required Documents                           Attached                Submitted                  Attached

---------------------------------------------------------------------------------------------------------------------------
1.      Income Statement.                                    ( X )                    ( )                        ( )

2.      Balance Sheet.                                       ( X )                    ( )                        ( )

3.      Statement of Cash Receipts                           ( X )                    ( )                       ( X )
        and Disbursements.

4.      Statement of Aged Receivables.                        ( )                     ( )                       ( X )

5.      Statement of Aged Payables.                          ( X )                    ( )                       ( X )

6.      Statement of Operations, Taxes,                       ( )                     ( )                       ( X )
        Insurance and Personnel.

7.      Tax Receipts.                                         ( )                     ( )                       ( X )

8.      Other documents/reports as                           ( X )                    ( )                        ( )
        required by the U.S. Trustee:
        Summary of Cash Disbursements by Category
       ------------------------------------------
        Taxes Payable Rollfoward
       ------------------------------------------


 The undersigned individual certifies under penalty of perjury (28 U.S.C.
 Section 1746) that to the best of the individual's knowledge, the documents appended are true and correct.

 By:    Judith M. Abrams                           Dated: February 29, 2000
       ------------------------------------               -----------------
        Judith M. Abrams
        Vice President, Controller
       ------------------------------------
        Title of Debtor Representative

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT



The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                     EXPLANATION TO MONTHLY OPERATING REPORT


Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(Dollars in millions)




ASSETS                                                                        January 29, 2000                    March 8, 1999
------------------------------------------------                             ------------------                 ---------------

CURRENT ASSETS
   Cash and cash equivalents                                                       $      44.7                      $      13.0
   Merchandise inventories                                                                 0.0                            155.7
   Prepaid expenses                                                                        0.0                              2.8
   Other current assets                                                                    3.5                              4.7
                                                                                   -----------                      -----------
------------------------------------------------                                          48.2                            176.2
                   TOTAL CURRENT ASSETS                                                    9.8                              8.2
Assets Held for Sale                                                                       0.0                            109.4
Property and Equipment, net                                                                0.0                              1.8
Intangible Assets, net                                                                     0.0                             25.2
Reorganization Value in Excess of Identifiable Assets, net                                16.8                             18.1
Prepaid Pension Expense                                                                    0.2                              4.2
Other Assets                                                                       -----------                      -----------
----------------------------------------------------------
                      TOTAL ASSETS                                                 $      75.0                      $     343.1
==========================================================                         ===========                      ===========

LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Short-term borrowings                                                           $         -                      $      51.1
   Accounts payable                                                                        2.2                             48.2
   Payroll and vacations                                                                   1.3                              6.9
   Other taxes                                                                             0.6                             13.0
   Other current liabilities                                                               8.9                             22.8
                                                                                   -----------                      -----------
----------------------------------------------------------
                    TOTAL CURRENT LIABILITIES                                             13.0                            142.0

Liabilities Subject to Compromise                                                        161.2                            126.9
Long-Term Debt                                                                             0.0                              0.0
Postretirement and Other Employee Benefits                                                37.3                             44.5
Other Liabilities                                                                          0.5                              3.9
COMMON STOCKHOLDERS' EQUITY
   Common stock                                                                            0.1                              0.1
   Capital in excess of par value                                                        130.5                            130.5
   Common stock warrants                                                                   7.0                              7.0
   Accumulated deficit                                                                  (273.0)                          (110.2)
   Foreign currency translation adjustment                                                (1.6)                            (1.6)
                                                                                   -----------                      -----------
----------------------------------------------------------
              TOTAL COMMON STOCKHOLDERS' EQUITY                                         (137.0)                            25.8
                                                                                   -----------                      -----------
----------------------------------------------------------
                    TOTAL LIABILITIES AND EQUITY                                   $      75.0                          $ 343.1
==========================================================                         ===========                      ===========




THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - Unaudited
(Dollars in millions)


                                                                        4 Weeks Ended                 47.8 Weeks Ended
                                                                        January 29, 2000               January 29, 2000
 ----------------------------------------------                        ------------------            -------------------

 NET SALES                                                             $                -            $             227.0
 ----------------------------------------------                        ------------------            -------------------
 Cost of goods sold, occupancy,
   and buying expenses                                                                0.2                          171.0
 Store operating and administrative expenses                                          0.9                           93.5
 Depreciation and amortization                                                        0.0                           11.1
 Interest (income )/expense, net                                                     (0.1)                          (0.6)
 (Gain)/Loss on Disposition of Assets                                                   -                          111.5
 Other                                                                                0.0                            3.3
 ----------------------------------------------                        ------------------            -------------------
 TOTAL EXPENSES                                                                       1.0                          389.8
 ----------------------------------------------                        ------------------            -------------------
 INCOME (LOSS) BEFORE INCOME TAXES                                                   (1.0)                        (162.8)
 Income tax provision                                                                (0.3)                           0.0
 ----------------------------------------------                        ------------------            -------------------
 NET INCOME (LOSS)                                                     $             (0.7)                      $ (162.8)
 ==============================================                        ==================            ===================


 THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in millions)




                                                                                        4 Weeks Ended            47.8 Weeks Ended
                                                                                        January 29, 2000         January 29, 2000
 -----------------------------------------------------------------------------          ------------------       ------------------

 CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Income (Loss)                                                                    $         (0.7)         $         (162.8)
         Adjustments to reconcile net loss to net cash
            provided by (used in) operating activities:
                Depreciation and amortization                                                        0.0                      11.1
                (Gain)/Loss on disposal of property and equipment                                   (0.0)                     88.2
                Restructuring and reorganization expenses,
                Working capital changes                                                              0.1                     124.8
                Increase/(Decrease) in Liabilities Subject to Compromise                            (0.8)                    (13.3)
                Other                                                                               (0.1)                      0.7
         Activity in connection with the Chapter 11 proceedings,
             noncash portion                                                                         0.0                      26.1
 -----------------------------------------------------------------------------            --------------          ----------------
     Total Operating Activities                                                                    (1.5)                     74.8
 -----------------------------------------------------------------------------            --------------          ----------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
     Disposal of assets held for sale                                                                0.0                       7.8
     Other                                                                                           0.0                       0.5
 -----------------------------------------------------------------------------            --------------          ----------------
   Total Investing Activities                                                                        0.0                       8.3
 -----------------------------------------------------------------------------            --------------          ----------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments on capital lease obligation                                                           (0.0)                     (0.3)
     Decrease in short-term borrowings                                                               ---                     (51.1)
     Payments on liabilities subject to compromise                                                   ---                       ---
     Increase/(Decrease) in senior-note interest escrow                                              ---                       ---
     Other                                                                                           0.0                       0.0
 -----------------------------------------------------------------------------            --------------          ----------------
     Total Financing Activities                                                                     (0.0)                    (51.4)
 -----------------------------------------------------------------------------            --------------          ----------------
 Effect of exchange rate changes on cash                                                             ---                       ---
 -----------------------------------------------------------------------------            --------------          ----------------
 CASH PROVIDED (USED)                                                                               (1.5)                     31.7
 Beginning cash and cash equivalents                                                                46.2                      13.0
 -----------------------------------------------------------------------------            --------------          ----------------
 ENDING CASH AND CASH EQUIVALENTS                                                         $         44.7          $           44.7
 =============================================================================            ==============          ================


These statements reflect both Debtor and non-Debtor entities. Inclusion of the non-Debtor entities does not materially affect these financial statements.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
    FROM:       1/2/00
    THROUGH:    1/29/00



BANK TRANSACTIONS...
--------------------------------------------------------------------------------------------------------------------------
                                           FIRST UNION         MERCANTILE
                                          NATIONAL BANK      NATIONAL BANK     MERRILL LYNCH   FEDERATED        BANK OF
                                              (A)             OF ST LOUIS          (C)         INVESTORS      NOVA SCOTIA
                                                                  (B)                               (D)          (E)
-------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE             $9,669.07        $97,919.36             $0.00        $29,176,631.01       $0.00
-------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)                2,495,467.20        (78,361.95)             0.00         (1,530,000.00)       0.00
-------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD             (2,504,237.11)          (504.69)             0.00                  0.00        0.00
-------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE                  $899.16        $19,052.72             $0.00        $27,646,631.01       $0.00
-------------------------------------------------------------------------------------------------------------------------


BANK TRANSACTIONS...
-----------------------------------------------------------------------------------------------

                                                                 CONGRESS
                                          TOTAL                  FINANCIAL       NET POSITION
                                                               REVOLVING CREDIT
                                                                  LINE (F)
-----------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE         $29,284,219.44        $10,637,051.35       $39,921,270.79
-----------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)               $   887,105.25                  0.00          $887,105.25
-----------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD             ($2,504,741.80)           (14,624.97)      ($2,519,366.77)
-----------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE            $27,666,582.89        $10,622,426.38       $38,289,009.27
------------------------------------- ---------------------------------------------------------


(1) Includes transfers between accounts which net to zero.



                              BALANCES PER GENERAL LEDGER...
                              -------------------------------------------------------------------------------------------
                              Non-store depository accounts                                                 44,484,089.06
                              -------------------------------------------------------------------------------------------
                              Store depository accounts, cash in transit, and petty cash in stores             (16,896.93)
                              -------------------------------------------------------------------------------------------
                              Credit card receivables                                                          251,026.21
                              -------------------------------------------------------------------------------------------
                              Total                                                                        $44,718,218.34
                              -------------------------------------------------------------------------------------------



------------------------------------------------------------
(a)  201 South College Street, Charlotte, NC 28288
     Account Number 2014201943442
------------------------------------------------------------

------------------------------------------------------------
(b)  8th and Locust Street, St. Louis, MO 63166
     Account Number 1001014677
------------------------------------------------------------

------------------------------------------------------------
(c)  800 Market Street, 24th Floor, St. Louis, MO 63166
     Account Number 70M-07J96
------------------------------------------------------------

------------------------------------------------------------
(d)  Prime Value Obligations Fund #853

     PO Box 8602, Boston, MA 02266-8602
     Account Numbers 4486001, 4500673, and 4375733
------------------------------------------------------------

------------------------------------------------------------
(e)  44 King Street West, Toronto, Ontario M5H 1H1
     Account Number 80002  2237-19
------------------------------------------------------------

------------------------------------------------------------
(f)  1133 Avenue of the Americas, New York, NY 10036
     Loan Numbers 4639, 4659, 4661 and 4683
------------------------------------------------------------

                              EDISON BROTHERS STORES, INC. ET AL.
                              CASE NO. 99-529 THROUGH 99-536
                              SUMMARY OF CASH DISBURSMENTS
                              FOR THE MONTH ENDING JANUARY 29, 2000

     ----------------------------- FIRST UNION -----------------------------

                                  Accounts Payable Payments via:                   Payroll tax          All Other Wires
                                       Checks                 ACHs                    Wires            and ACH Payments
                                       ------                 ----                    -----            ----------------
RENT                                     50,529.69
FREIGHT                                  11,634.35
MERCHANDISE                                   0.00
UTILITIES & SERVICES                    203,708.72
BANKURPTCY RELATED                            0.00
PAYROLL                                 626,363.81               339,768.22
PAYROLL TAXES                                                    222,031.28
GENERAL TAXES                           791,123.38                                     385,817.73
CUSTOMS BROKERS                             242.96
OTHER                                 2,001,877.17                                                          432,157.59

TOTAL DISBURSMENTS                    3,685,480.08               561,799.50            385,817.73           432,157.59



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above              (3,685,480.08)
Add back in Payroll Clearings           626,363.81
Add back all other check
clearing                                498,098.48


Total Disbursments                    1,124,462.29               561,799.50            385,817.73           432,157.59
                                                                              Total First Union =         2,504,237.11
Total Disbursments Per Summary                                                                            2,504,237.11
Difference                                                                                                        0.00




                                                         Disbursements
                                                        From MERCANTILE    NOVA SCOTIA    CONGRESS          TOTAL
                                                        ---------------    -----------    --------          -----

RENT                                                                                                         50,529.69
FREIGHT                                                                                                      11,634.35
MERCHANDISE                                                                                                       0.00
UTILITIES & SERVICES                                                                                        203,708.72
BANKURPTCY RELATED                                                                                                0.00
PAYROLL                                                                                                     966,132.03
PAYROLL TAXES                                                                                               222,031.28
GENERAL TAXES                                                                                             1,176,941.11
CUSTOMS BROKERS                                                                                                 242.96
OTHER                                                      504.69            0.00        14,624.97        2,449,164.42

TOTAL DISBURSMENTS                                         504.69            0.00        14,624.97        5,080,384.56



RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above                                                                                  (3,685,480.08)
Add back in Payroll Clearings                                                                               626,363.81
Add back all other check
clearing                                                                                                    498,098.48


Total Disbursments                                         504.69            0.00       14,624.97         2,519,366.77

Total Disbursments Per Summary                             504.69            0.00       14,624.97         2,519,366.77
Difference                                                   0.00            0.00            0.00                 0.00


                                                                       EXHIBIT-7

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENT OF AGED PAYABLES

                     FOR THE MONTH ENDING: January 29, 2000
                                          ----------------------

 DEBTOR NAME:        Edison Brothers Stores, Inc. et al.

 CASE NUMBER:        99-529 (MFW) through 99-536 (MFW)

----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNT                                                TOTAL           CURRENT            PAST DUE      PAST DUE     PAST DUE
 NAME                           DESCRIPTION             DUE             (0-30 DAYS)        (31-60)       (61-90)      (91 & OVER)
----------------------------------------------------------------------------------------------------------------------------------
A/P DOMESTIC MERCHANDISE       Mdse. Inventory          $   -              -
A/P FOREIGN MERCHANDISE        Mdse. Inventory              -              -
A/P EXPENSE                    Misc Expenses              2.2            2.2






TOTALS                                                  $ 2.2            2.2                -               -                   -

NOTE: PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 ACCOUNTS PAYABLE RECONCILIATION:

 1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                                                            $   -
                                                                                                                    --------------
 2.    NEW ACCOUNTS THIS MONTH                                                                                                2.2
                                                                                                                    --------------
 3.    BALANCE (ADD LINES 1 AND 2)                                                                                            2.2
                                                                                                                    --------------
 4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                                                       -
                                                                                                                    --------------
 5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                                                                        $ 2.2
                                                                                                                    --------------

Debtor Name: Edison Brothers Stores, Inc.                    Date:      03/20/00
Case No.: 99-073 (MFW)



=================================================================================================================================
                                            01/01/2000                                                            1/29/00
                                              Ending                  Accrued/             Payments/               Ending
                                             Balance                  Withheld             Deposits               Balance
                                         ========================================================================================
PAYROLL TAXES WITHHELD:

Federal/FICA                                  276,326                  132,416              538,294               (129,552)
State                                          28,225                   19,222               47,418                     29
Local/Occup W/H                                14,113                    7,570               19,162                  2,521


UNEMPLOYMENT TAX:

Federal                                           392                    1,236                1,236                    392
State                                             448                    1,319                1,739                     28

SDI                                                 0                        0                    0                      0

SALES & LOCAL USE TAXES: *                    565,071                        0                    0                565,071

PROPERTY TAXES:                                     0                        0                    0                      0

REAL ESTATE TAXES: **                               0                        0                    0                      0


* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
**Corporate properties only.